                                                                  EXHIBIT 10.23

                                    FORM OF
                       ASSIGNMENT AND SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT, made as of _________________ ________________ by and between _______________________ ("Lessee") and its successors and assigns ("Lessor").

                                R E C I T A L S:

         A. Lessee desires to enter into a lease agreement (the "Lease" and together with any other documents executed in connection therewith, the "Lease Documents") with respect to a facility known as ______________________________ _________________ (the "Facility"), located at certain real property more particularly described in Exhibit A hereto (the real property and improvements now or hereafter existing thereat are referred to herein as the "Property").

         B. As a condition precedent to Lessor entering into the Lease, Lessor requires a security interest in all of Lessee's right, title, and interest in and to the Collateral hereinafter defined.

         NOW, THEREFORE, in consideration of the recitals, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee and Lessor hereby covenant and agree as herein provided.

         1. DEFINITIONS. For the purposes of this Assignment and Security Agreement (referred to herein as the "Assignment" or the "Agreement"), the following defined terms shall have the following meanings:

            "ACCOUNTS" means any rights of Lessee arising from the operation of the Facility to payment for goods sold or leased or for services rendered, not evidenced by an Instrument, including, without limitation, (i) all accounts arising from the operation of the Facility and (ii) all rights to payment (if any) from Medicare or Medicaid programs or similar state or federal programs, boards, bureaus or agencies and rights to payments from patients or private insurers, arising from the operation of the Facility. Accounts shall include the proceeds thereof (whether cash or noncash, moveable or immoveable, tangible or intangible) received from the sale, exchange, transfer, collection or other disposition or substitution thereof.

            "ACCRUED RENTS" means all rights of Lessee, as lessor or sublessor, to payment arising when rent is earned under leases for retail space or other space in the Facility (including, without limitation, rights to payment earned under written leases for space in the Facility for the operation of ongoing retail businesses such as barbershops, beauty shops, medical offices, pharmacies and specialty shops).

            "COLLATERAL" means Accounts, Accrued Rents, General Intangibles, Instruments, Money, and, to the extent assignable, Permits and Reimbursement Contracts, whether now owned or hereafter at any time acquired by Lessee and wherever located, and includes all replacements, additions, accessions, substitutions, proceeds (including without limitation, proceeds of insurance) and products relating thereto; provided, however, that with respect to any items which are leased and not owned by Lessee, the term "Collateral" includes the leasehold interest only of Lessee together with any options to purchase any of said items and any additional or greater rights with respect to such items which Lessee may hereafter acquire.

            "EVENT OF DEFAULT" means any Event of Default as defined in the Lease.

            "GENERAL INTANGIBLES" means all intangible personal property of Lessee arising out of or connected with the Facility (other than Accounts, Accrued Rents, Instruments, Money and Permits).

            "INSTRUMENTS" means all instruments, chattel paper, documents or other writings obtained by Lessee from or in connection with the operation of the Facility (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files of Lessee relating thereto).

            "LEASE DEFAULT" means a default under the Lease which is not timely cured within applicable cure periods, if any.

            "LEASE OBLIGATIONS" means the aggregate of all amounts owing from time to time under the Lease and all expenses, charges and other amounts from time to time owing under this Agreement or the Lease, and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lessor pursuant to the Lease.

            "MONEY" means all monies, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Facility.

            "PERMITS" means all licenses, permits and certificates obtained by or in the name of Lessee in connection with the operation, use or occupancy of the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights, obtained by or in the name of Lessee from any governmental, quasi-governmental or private Person whatsoever concerning operation, use or occupancy.

            "PERSON" means any person, firm, corporation, partnership trust or other entity.

            "REIMBURSEMENT CONTRACTS" means all third party reimbursement contracts for the Facility which are now or hereafter in effect with respect to patients qualifying for coverage under the same, including Medicare, Medicaid, and any successor program or other similar reimbursement program and private insurance agreements.

            Singular terms shall include the plural forms and vice versa, as applicable, of the terms defined.

            Terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings, if any, assigned to them by the Uniform Commercial Code in effect in the State of Alabama.

            All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified, or amended and all replacements and substitutions therefor, except that any amendments to the Lease without Lessor's prior written consent will be void.

         2. SECURITY INTEREST. Lessee hereby grants to Lessor a security interest in the Collateral in order to secure payment and performance of the Lease Obligations. Until the occurrence of an Event of Default, however, Lessee shall have the right to collect all proceeds of the Collateral and to take other action with respect to the Collateral, subject to the provisions of this Assignment.

         3. COLLATERAL SECURITY. Upon the payment of the Lease Obligations and such payment becoming final and no longer subject to refund or rescission under bankruptcy or other applicable law, the security interest in the Collateral created by Section 1, and all rights herein granted to Lessor, shall be released and all the estate, right, title, interest, claim and demand of Lessor in and to the Collateral shall revert to Lessee, and Lessor shall at the request of Lessee deliver to Lessee an instrument cancelling this Assignment and terminating the security interest in the Collateral created by this Assignment, but until such time the same shall remain in full force and effect.

         4. TITLE. Lessee will defend the Collateral against all claims and demands of all entities at any time claiming the Collateral, or any portion thereof or interest therein.

         5. FURTHER ACTIONS. Lessee will, at the request of Lessor (i) join with Lessor in executing one or more financing statements or other documents necessary or appropriate to evidence or secure the Lease Obligations, or perfect the security interest in the Collateral created by this Assignment, in form and content satisfactory to Lessor; (ii) mark any chattel paper to reflect Lessor's interest therein; and (iii) take any other action or execute any other instrument deemed necessary or appropriate in the judgment of Lessor to perfect or continue the perfection of the security interest of Lessor in the Collateral and to protect the Collateral against the rights, claims or interests of all other entities.

         6. NO ENCUMBRANCES. Except for any lease or grant of purchase money security interests in new items of tangible personal property having an aggregate cost during the Lease term of an amount not to exceed $25,000, Lessee will not, without the express prior written approval of Lessor, in any way encumber, or hypothecate, or create or permit to exist any lien, security interest or encumbrance or other interest in the Collateral except the security interest in favor of Lessor.

         7. COLLECTION. Lessee will diligently, in accordance with good business practices, pursue collection of all portions of the Collateral which consist of obligations or indebtedness owed to Lessee by other Persons, and Lessee will, in a timely manner, in accordance with good business practices, file (and assign to Lessor) any liens available to protect the rights of Lessee to payment of such obligations or indebtedness and will give all prior notices thereof required by law.

         8. RECORDS. Lessee will, upon request by Lessor at any time and from time to time, deliver or make available to Lessor records and schedules reflecting the accurate and complete status, condition and location of the Collateral.

         9. INFORMATION. Lessee will promptly advise Lessor by notice if Lessee should change its principal place of business or chief executive office from the address set forth in Section 15 hereof, which Lessee represents to be its present principal place of business and chief executive office. Lessee will advise Lessor of any information which may adversely affect the value of the Collateral or the rights or remedies of Lessor with respect to the Collateral.

         10. BOOKS AND RECORDS. Lessee will maintain complete and accurate account books and records with respect to the operation of the Facility, which books and records shall reflect the consistent application of generally accepted accounting principles, and Lessee will make such books and records available at reasonable times for inspection and copying by Lessor or its agents.

         11. REMEDIES. In addition to all other remedies available under the Lease and as otherwise may be available at law or in equity, Lessor may, upon the occurrence of an Event of Default, pursue any, all or any combination of the remedies described in subsections 11(a) through 11(g):

              (a) Exercise any and all of the rights and remedies for which provision is made by the applicable Uniform Commercial Code, together with the right to recover the reasonable attorneys' fees and legal expenses incurred by Lessor in the enforcement of this Assignment or in connection with any redemption of the Collateral, including fees and expenses on appeal and in any bankruptcy proceedings.

              (b) Require Lessee to assemble the Collateral, or any portion thereof, and make such available at one or more places as Lessor may designate, and to deliver possession of the Collateral to Lessor, which shall have full right to enter upon any or all of the premises and property of Lessee to exercise Lessor's rights hereunder.

              (c) Use, operate and control the Collateral to preserve the Collateral or the value thereof.

              (d) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Lessor from pursuing any other or further remedy which Lessor may have.

              (e) In connection with any public or private sale under the applicable Uniform Commercial Code, Lessor shall give Lessee ten (10) business days' notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which notice shall be deemed to be reasonable notice of such sale or other disposition. Such notice may be mailed to Lessee at the address and in the manner set forth in Section 14.

              (f) In the event Lessor recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, Lessor may thereafter retain, sell or otherwise dispose of such Collateral in accordance with this Assignment or the applicable Uniform Commercial Code, and following such retention, sale or other disposition, Lessor may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. Subject to the provisions of applicable law, Lessee hereby consents to the voluntary dismissal by Lessor of such judicial action, and Lessee further consents to the exoneration of any bond which Lessor may have filed in such action.

              (g) Lessor may notify Lessee's account debtors with respect to any Accounts to make payment directly to Lessor or to one or more accounts as designated by Lessor (which in Lessor's judgment will in the case of Medicare or Medicaid Accounts comply with any legal requirements of Medicare or Medicaid), and Lessor is hereby authorized by Lessee (and is appointed attorney-in-fact of Lessee) to sign and endorse Lessee's name upon any such notice to account debtors and upon any check, draft, money order or other form of payment of any Account, and, after applying the same first to expenses of collection and enforcement of the Accounts, including attorneys' fees, the Lessor may apply the same to reduce the Lease Obligations in such order as Lessor shall elect. Lessor shall not be liable for failure to collect or to enforce any Accounts or for any action or omission on the part Lessor, its officers, agents and employees in enforcing such Accounts.

         12. WAIVER OF CERTAIN LAWS. Lessee agrees that in case of any Event of Default, neither Lessee nor anyone claiming through or under Lessee will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, or otherwise seek to prevent or hinder the enforcement of this Agreement, or the final and absolute realization of Lessor upon the security interests created by this Agreement, and Lessee, for Lessee and all who may at any time claim through or under any Lessee, hereby waives to the full extent that Lessee may lawfully do, the benefit of all such laws, and any and all right to have the assets comprising the security intended to be created hereby (that is, the Collateral) marshalled upon any exercise of the remedies provided herein.

         13. RECORDING AND FILING. A UCC-1 financing statement may be filed and/or recorded, and from time to time thereafter be refiled and/or rerecorded at the option of Lessor, in the local and state filing offices in Pennsylvania and other states where Lessor deems advisable in order to perfect or continue the perfection of Lessor's interest in the Collateral or any part thereof, and Lessee agrees to pay (or reimburse the Lessor if Lessor pays) the fees and taxes for such filing or recording.

         14. NOTICES. Each notice to Lessee required herein, or by applicable law, shall be in writing and shall be deemed received (a) on the date delivered, if sent by hand delivery (to the person or department if one is specified below), (b) three (3) days following the date deposited in U. S. mail, certified or registered, with return receipt requested, or (c) one (1) day following the date deposited with Federal Express or other national overnight carrier, and in each case addressed as follows:

                  If to Lessee:

                  Balanced Care Corporation
                  5021 Louise Drive - Suite 200
                  Mechanicsburg, Pennsylvania  17055
                  Attn:  Robin Barber, Esq.

                  If to Lessor:

                  Capstone Capital of Pennsylvania
                  1000 Urban Center Parkway
                  Birmingham, Alabama  35242
                  Attn:  Daryl D. McCombs

Any party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective.

         15. [Intentionally Omitted]

         16. WAIVER. No consent or waiver, express or implied, by any party to this Agreement to or of any breach or default by any other party to this Agreement in the performance by such other party of the obligations thereof under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Agreement. Failure on the part of any party to this Agreement to complain of any act or failure to act of any other party to this Agreement or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of the rights thereof under this Agreement.

         17. SEVERABILITY, COMPLETE AGREEMENT. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other Person or circumstance shall not be affected thereby, and such provisions shall be enforced to the greatest extent permitted by law. This Agreement and the Lease Documents, and the instruments executed in connection herewith, constitute the full and complete agreement of the parties and supersede all prior negotiations, correspondence, and memoranda relating to the subject matter thereof.

         18. AMENDMENT. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         19. HEADINGS; NUMBER AND GENDER. The headings of the sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall comprise but a single instrument.

         21. BINDING AGREEMENT. The provisions of this Agreement shall apply to, inure to the benefit of, and bind Lessee and Lessor and their respective successors and assigns thereof.

         22. INTERPRETATIONS. No provisions of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

         23. RELATIONSHIP OF PARTIES. No express or implied term, provision or condition of this Agreement, considered without reference to any other or external agreement, shall or shall be deemed to constitute the parties of this Agreement as partners or joint venturers.

         24. COSTS AND EXPENSES. Lessee will bear all expenses (including legal fees and expenses of Lessor's counsel and including fees and expenses on appeal and in bankruptcy) in connection with any advice or other representation with respect to this Agreement, or to collect the Lease Obligations, or any part thereof, or to take any action with respect to any suit or proceeding relating to this Agreement or the Collateral, either where Lessor is named as a party or participates as a party, or to protect, collect, or liquidate any of the Collateral for the Lease Obligations or to attempt to enforce any security interest or lien granted to Lessor by the Lessee.

         25. CONTROLLING LAW. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.

         26. WAIVER OF JURY TRIAL. LESSEE HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LEASE, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LESSOR AND/OR LESSEE WITH RESPECT TO THE LEASE OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. LESSEE AGREES THAT LESSOR MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF LESSEE IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LESSOR TO ENTER INTO THE LEASE, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER, LESSEE AND LESSSORSHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, Lessee and Lessor have cause this Agreement to be properly executed as of the day and year first above written.

                                        LESSEE:

                                                LESSOR:




                                                By:
                                                Its:

SCHEDULE TO EXHIBIT 10.23 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                        ASSIGNMENT AND SECURITY AGREEMENT
                        ---------------------------------

      PROJECT                          PARTIES                                  FACILITY                   DATE
      -------                          -------                                  --------                   ----
Bloomsburg, PA       Capstone Capital of Pennsylvania, Inc. and   Bloomsburg Manor Personal Care and     1/31/97
                     BCC at Bloomsburg, Inc.                      Retirement Center

Blakely, PA          Capstone Capital of Pennsylvania, Inc. and   Blakely-Pine Health Care Center        1/31/97
                     BCC at Blakely, Inc.

Kingston I, PA       Capstone Capital of Pennsylvania, Inc. and   Kingston Manor Personal Care and       1/31/97
                     BCC at Kingston I, Inc.                      Retirement Center

Kingston II, PA      Capstone Capital of Pennsylvania, Inc. and   Kingston Health Care Center            1/31/97
                     BCC at Kingston II, Inc.

Mid-Valley, PA       Capstone Capital of Pennsylvania, Inc. and   Mid-Valley Manor Personal Care and     1/31/97
                     BCC at Mid-Valley, Inc.                      Retirement Center

Old Forge, PA        Capstone Capital of Pennsylvania, Inc. and   Old Forge Manor Personal Care and      1/31/97
                     BCC at Old Forge, Inc.                       Retirement Center

West View, PA        Capstone Capital of Pennsylvania, Inc. and   West Side Manor Personal Care and      1/31/97
                     BCC at West View, Inc.                       Retirement Center

Nevada, MO (2        Capstone Capital Corporation and             Joe Clark Residential Care Home        5/15/97
Agreements)          BCC at Missouri, Inc.                        1501 E. Ashland Street
                                                                  Nevada, MO

Butler, MO           Capstone Capital Corporation and             Joe Clark Residential Care Home        5/15/97
                     BCC at Missouri, Inc.                        300 S. Delaware Street
                                                                  Butler, MO

Lamar, MO            Capstone Capital Corporation and             Joe Clark Residential Care Home        8/18/97
                     BCC at Lamar, Inc.                           3 Southwest First Lane
                                                                  Lamar, MO

Roanoke, VA          ALCO II, L.L.C. and BCC at Roanoke, Inc.     Outlook Pointe at Roanoke              6/30/97

Harrisonburg, VA     ALCO I, L.L.C. and BCC at Harrisonburg,      Outlook Pointe at Harrisonburg         6/30/97
                     Inc.

Danville, VA         ALCO III, L.L.C. and BCC at Danville, Inc.   Outlook Pointe at Danville             9/3/97

SCHEDULE TO EXHIBIT 10.23 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF REGULATION S-K

                               SECURITY AGREEMENT
                               ------------------

PROJECT               PARTIES                                          FACILITY             DATE
-------               -------                                          --------             ----
Hampden Township, PA  Capstone Capital of Pennsylvania, Inc. and       Outlook Pointe at    9/30/97
                      ALCO VI, L.L.C.                                  Creekview